Exhibit 32.1
CERTIFICATIONS

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In connection with

the Annual Report on

Form 10-K for

the year ended

December 31, 2022 of

Everest Reinsurance
Holdings, Inc.,

a corporation

organized

under the

laws of

Delaware (the

“Company”), filed

with the

Securities and
Exchange Commission

on the date

hereof (the “Report”),

the undersigned

hereby certify,

pursuant to

18 U.S.C.

ss.
1350, as enacted by section 906 of the Sarbanes-Oxley Act

of 2002, that:
1.
The Report fully complies with the requirements

of section 13(a) or 15(d) of the Securities Exchange

Act of
1934, and
2.
The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition
and results of operations of the Company.
March 10, 2023
/S/ JUAN C. ANDRADE
Juan C. Andrade
Chairman, President and
Chief Executive Officer

/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer